Exhibit 24.1

TODCO

POWER OF ATTORNEY

WHEREAS, TODCO, a Delaware corporation (the “Company”), intends to file with the Securities and Exchange Commission (the “Commission”) pursuant to the Securities Act of 1933, as amended (the “Securities Act”), and the rules and regulations of the Commission promulgated thereunder, a registration statement on Form S-3 (or a registration statement on Form S-1 or any such other form as the Company may be eligible to file) and amendments thereto, together with any and all exhibits, documents and other instruments and documents necessary, advisable or appropriate in connection therewith (the “Registration Statement”) for the registration of the Company’s Class A Common Stock, par value $.01 per share, and associated preferred stock purchase rights;

NOW, THEREFORE, the undersigned, in his capacity as a director of the Company, does hereby appoint Jan Rask, T. Scott O’Keefe, Randall A. Stafford and Dale W. Wilhelm, and each of them severally, his true and lawful attorney or attorneys with power to act with or without the other, and with full power of substitution and resubstitution, to execute in his name, place and stead, in his capacity as a director of the Company, any and all amendments to the Registration Statement, including any and all pre-effective and post effective amendments and any registration statement for the same offering filed pursuant to Rule 462 under the Securities Act, and to file the same with the Commission and to appear before the Commission, with all exhibits and other instruments and documents said attorney or attorneys shall deem necessary, appropriate or advisable in connection therewith, in connection with any matter relating thereto. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts that said attorneys and each of them, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of the 8th day of February 2005.

By:	/s/ Thomas N. Amonett
Name:	Thomas N. Amonett
Title:	Director

TODCO

POWER OF ATTORNEY

WHEREAS, TODCO, a Delaware corporation (the “Company”), intends to file with the Securities and Exchange Commission (the “Commission”) pursuant to the Securities Act of 1933, as amended (the “Securities Act”), and the rules and regulations of the Commission promulgated thereunder, a registration statement on Form S-3 (or a registration statement on Form S-1 or any such other form as the Company may be eligible to file) and amendments thereto, together with any and all exhibits, documents and other instruments and documents necessary, advisable or appropriate in connection therewith (the “Registration Statement”) for the registration of the Company’s Class A Common Stock, par value $.01 per share, and associated preferred stock purchase rights;

NOW, THEREFORE, the undersigned, in his capacity as a director of the Company, does hereby appoint Jan Rask, T. Scott O’Keefe, Randall A. Stafford and Dale W. Wilhelm, and each of them severally, his true and lawful attorney or attorneys with power to act with or without the other, and with full power of substitution and resubstitution, to execute in his name, place and stead, in his capacity as a director of the Company, any and all amendments to the Registration Statement, including any and all pre-effective and post effective amendments and any registration statement for the same offering filed pursuant to Rule 462 under the Securities Act, and to file the same with the Commission and to appear before the Commission, with all exhibits and other instruments and documents said attorney or attorneys shall deem necessary, appropriate or advisable in connection therewith, in connection with any matter relating thereto. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts that said attorneys and each of them, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of the 8th day of February 2005.

By:	/s/ R. Don Cash
Name:	R. Don Cash
Title:	Director

TODCO

POWER OF ATTORNEY

WHEREAS, TODCO, a Delaware corporation (the “Company”), intends to file with the Securities and Exchange Commission (the “Commission”) pursuant to the Securities Act of 1933, as amended (the “Securities Act”), and the rules and regulations of the Commission promulgated thereunder, a registration statement on Form S-3 (or a registration statement on Form S-1 or any such other form as the Company may be eligible to file) and amendments thereto, together with any and all exhibits, documents and other instruments and documents necessary, advisable or appropriate in connection therewith (the “Registration Statement”) for the registration of the Company’s Class A Common Stock, par value $.01 per share, and associated preferred stock purchase rights;

NOW, THEREFORE, the undersigned, in his capacity as a director of the Company, does hereby appoint Jan Rask, T. Scott O’Keefe, Randall A. Stafford and Dale W. Wilhelm, and each of them severally, his true and lawful attorney or attorneys with power to act with or without the other, and with full power of substitution and resubstitution, to execute in his name, place and stead, in his capacity as a director of the Company, any and all amendments to the Registration Statement, including any and all pre-effective and post effective amendments and any registration statement for the same offering filed pursuant to Rule 462 under the Securities Act, and to file the same with the Commission and to appear before the Commission, with all exhibits and other instruments and documents said attorney or attorneys shall deem necessary, appropriate or advisable in connection therewith, in connection with any matter relating thereto. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts that said attorneys and each of them, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of the 8th day of February 2005.

By:	/s/ Thomas M. Hamilton
Name:	Thomas M. Hamilton
Title:	Director

TODCO

POWER OF ATTORNEY

WHEREAS, TODCO, a Delaware corporation (the “Company”), intends to file with the Securities and Exchange Commission (the “Commission”) pursuant to the Securities Act of 1933, as amended (the “Securities Act”), and the rules and regulations of the Commission promulgated thereunder, a registration statement on Form S-3 (or a registration statement on Form S-1 or any such other form as the Company may be eligible to file) and amendments thereto, together with any and all exhibits, documents and other instruments and documents necessary, advisable or appropriate in connection therewith (the “Registration Statement”) for the registration of the Company’s Class A Common Stock, par value $.01 per share, and associated preferred stock purchase rights;

NOW, THEREFORE, the undersigned, in his capacity as a director of the Company, does hereby appoint Jan Rask, T. Scott O’Keefe, Randall A. Stafford and Dale W. Wilhelm, and each of them severally, his true and lawful attorney or attorneys with power to act with or without the other, and with full power of substitution and resubstitution, to execute in his name, place and stead, in his capacity as a director of the Company, any and all amendments to the Registration Statement, including any and all pre-effective and post effective amendments and any registration statement for the same offering filed pursuant to Rule 462 under the Securities Act, and to file the same with the Commission and to appear before the Commission, with all exhibits and other instruments and documents said attorney or attorneys shall deem necessary, appropriate or advisable in connection therewith, in connection with any matter relating thereto. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts that said attorneys and each of them, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of the 8th day of February 2005.

By:	/s/ Thomas R. Hix
Name:	Thomas R. Hix
Title:	Director

TODCO

POWER OF ATTORNEY

WHEREAS, TODCO, a Delaware corporation (the “Company”), intends to file with the Securities and Exchange Commission (the “Commission”) pursuant to the Securities Act of 1933, as amended (the “Securities Act”), and the rules and regulations of the Commission promulgated thereunder, a registration statement on Form S-3 (or a registration statement on Form S-1 or any such other form as the Company may be eligible to file) and amendments thereto, together with any and all exhibits, documents and other instruments and documents necessary, advisable or appropriate in connection therewith (the “Registration Statement”) for the registration of the Company’s Class A Common Stock, par value $.01 per share, and associated preferred stock purchase rights;

NOW, THEREFORE, the undersigned, in his capacity as a director of the Company, does hereby appoint Jan Rask, T. Scott O’Keefe, Randall A. Stafford and Dale W. Wilhelm, and each of them severally, his true and lawful attorney or attorneys with power to act with or without the other, and with full power of substitution and resubstitution, to execute in his name, place and stead, in his capacity as a director of the Company, any and all amendments to the Registration Statement, including any and all pre-effective and post effective amendments and any registration statement for the same offering filed pursuant to Rule 462 under the Securities Act, and to file the same with the Commission and to appear before the Commission, with all exhibits and other instruments and documents said attorney or attorneys shall deem necessary, appropriate or advisable in connection therewith, in connection with any matter relating thereto. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts that said attorneys and each of them, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of the 8th day of February 2005.

By:	/s/ Arthur Lindenauer
Name:	Arthur Lindenauer
Title:	Director

TODCO

POWER OF ATTORNEY

WHEREAS, TODCO, a Delaware corporation (the “Company”), intends to file with the Securities and Exchange Commission (the “Commission”) pursuant to the Securities Act of 1933, as amended (the “Securities Act”), and the rules and regulations of the Commission promulgated thereunder, a registration statement on Form S-3 (or a registration statement on Form S-1 or any such other form as the Company may be eligible to file) and amendments thereto, together with any and all exhibits, documents and other instruments and documents necessary, advisable or appropriate in connection therewith (the “Registration Statement”) for the registration of the Company’s Class A Common Stock, par value $.01 per share, and associated preferred stock purchase rights;

NOW, THEREFORE, the undersigned, in his capacity as a director of the Company, does hereby appoint Jan Rask, T. Scott O’Keefe, Randall A. Stafford and Dale W. Wilhelm, and each of them severally, his true and lawful attorney or attorneys with power to act with or without the other, and with full power of substitution and resubstitution, to execute in his name, place and stead, in his capacity as a director of the Company, any and all amendments to the Registration Statement, including any and all pre-effective and post effective amendments and any registration statement for the same offering filed pursuant to Rule 462 under the Securities Act, and to file the same with the Commission and to appear before the Commission, with all exhibits and other instruments and documents said attorney or attorneys shall deem necessary, appropriate or advisable in connection therewith, in connection with any matter relating thereto. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts that said attorneys and each of them, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of the 8th day of February 2005.

By:	/s/ J. Michael Talbert
Name:	J. Michael Talbert
Title:	Director